Exhibit 10.25


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                        effective as of February 16, 2001

     This First Amendment (this "Amendment"), effective as of February 16, 2001, to the REGISTRATION RIGHTS AGREEMENT, dated as of March 30, 1999 (the "Registration Rights Agreement"), among Hudson Technologies, Inc., a New York corporation (the "Company"), Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (collectively, the "Fleming Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Company and the Fleming Funds are parties to the Registration Rights Agreement;

     WHEREAS, pursuant to the Stock Purchase Agreements, dated as of March 30, 1999, between the Company and each of the Fleming Funds (the "Stock Purchase Agreements"), the Fleming Funds purchased 65,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock");

     WHEREAS,  the Company and the Fleming  Funds  entered  into Stock  Purchase
Agreements, dated as of February 16, 2001 (the "2001 Stock Purchase Agreements"), whereby the Fleming Funds purchased 30,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share; and

     WHEREAS, pursuant to Section 11.4 of the Registration Rights Agreement, the Company and the Fleming Funds desire to (a) amend the first WHEREAS clause in the Registration Rights Agreement to include the shares purchased pursuant to the 2001 Stock Purchase Agreements, (b) amend the second WHEREAS clause in the Registration Rights Agreement to reflect the inclusion of the 2001 Stock Purchase Agreements and (c) amend the definition of "Stock Purchase Agreements" in the Registration Rights Agreement to include the 2001 Stock Purchase Agreements;

     NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement. Capitalized terms defined in this Amendment shall be deemed to be defined in the Registration Rights Agreement with the meaning given to them herein. In the event of any inconsistency between the definitions, terms or provisions of this Amendment and of the Registration Rights Agreement, this Amendment shall control.

     2. The first WHEREAS clause of the Registration Rights Agreement is hereby deleted and replaced in its entirety with the following:

     "WHEREAS, pursuant to the terms of Stock Purchase Agreements, dated as of March 30, 1999, and the Stock Purchase Agreements, dated as of February [ ], 2001 (the "2001 Stock Purchase Agreements"), the Fleming Funds have purchased 65,000 shares and 30,000 shares, respectively, of the Company's Series A Preferred Stock, par value $.01 per shares."

     3. The second WHEREAS clause of the Registration Rights Agreement is hereby deleted and replaced in its entirety with the following:

     "WHEREAS, (a) it was a condition of the transactions contemplated by the Stock Purchase Agreements and (b) it is a condition to the transactions contemplated by the 2001 Stock Purchase Agreements, that the Company and Fleming enter into this Agreement whereby the Company shall grant, and the Investors shall obtain, the rights relating to the registration of the Registrable Securities under the Securities Act, as set forth in this Agreement;"

     4. The definition of "Stock Purchase Agreements" is hereby deleted and replaced in its entirety with the following:

     ""Stock Purchase Agreements" means, collectively, the separate Stock Purchase Agreements, dated as of March 30, 1999, between the Company and each of the Fleming Funds, and the 2001 Stock Purchase Agreements."

     5. Section 11.6(d)(ii) is hereby deleted and replaced in its entirety with the following:

        "If to the Company, to:

        Hudson Technologies, Inc.
        275 North Middletown Road
        Pearl River, NY  10965
        Facsimile No.:  (914) 368-2540
        Attn:  Stephen P. Mandracchia
        with a copy to:

        Blank Rome Tenzer Greenblatt LLP
        405 Lexington Avenue
        New York, NY  10174
        Facsimile No.:  (212) 885-5001
        Attn:  Ethan Seer, Esq.

     6. The Registration Rights Agreement shall remain in full force and effect in accordance with its terms, except as expressly amended hereby.

     7. This Amendment may be executed in one or more counterparts, which together will constitute a single agreement.

     8. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     9. This Amendment, together with the Registration Rights Agreement and all agreements or documents herein or therein referred or incorporated by reference contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, with respect to such subject matter.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.


                                   HUDSON TECHNOLOGIES, INC.


                                   By: /s/ Kevin J. Zugibe
                                       ------------------------------
                                       Name:
                                       Title:


                                   FLEMING US DISCOVERY FUND III, L.P.

                                   By: FLEMING US DISCOVERY
                                        PARTNERS, L.P.,
                                       its general partner

                                       By: FLEMING US DISCOVERY, LLC, its
                                           general partner


                                           By: /s/ Robert L. Burr
                                              ---------------------------------
                                                    Robert L. Burr, member



                                   FLEMING US DISCOVERY OFFSHORE
                                      FUND III, L.P.

                                   By:   FLEMING US DISCOVERY
                                            PARTNERS, L.P.,
                                         its general partner

                                         By: FLEMING US DISCOVERY, LLC,
                                             its general partner


                                                By: /s/ Robert L. Burr
                                                   ----------------------------
                                                     Robert L. Burr, member